EXHIBIT T3C

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                                  TRANSTEL S.A.


                  Floating Rate Senior Unsecured Notes due 2014


                                   ----------

                                    INDENTURE


                          Dated as of February 13, 2004

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                                  HSBC Bank USA

                                Indenture Trustee

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                             CROSS-REFERENCE TABLE*


Trust Indenture
Act Section                                                    Indenture Section
310(a)(1)........................................................     5.10
   (a)(2)........................................................     5.10
   (a)(3)........................................................     5.12
   (a)(4)........................................................     N.A.
   (a)(5)........................................................     5.10
   (b)...........................................................     5.10
   (c)...........................................................     N.A.
311(a)...........................................................     5.11
   (b)...........................................................     5.11
   (c)...........................................................     N.A.
312(a)...........................................................     2.06
   (b)...........................................................    10.08
   (c)...........................................................    10.08
313(a)...........................................................     5.06
   (b)(1)........................................................     5.06
   (b)(2)........................................................     5.06
   (c)...........................................................     5.06
   (d)...........................................................     5.06
314(a)...........................................................     8.02
   (b)...........................................................     N.A.
   (c)(1)........................................................    10.03
   (c)(2)........................................................    10.03
   (c)(3)........................................................     N.A.
   (d)...........................................................     N.A.
   (e)...........................................................    10.04
   (f)...........................................................     N.A.
315(a)...........................................................     5.01
   (b)...........................................................     5.01
   (c)...........................................................     5.05
   (d)...........................................................     5.01
   (e)...........................................................     4.15
316(a)(last sentence)............................................     1.01
   (a)(1)(A).....................................................     4.07
   (a)(1)(B).....................................................     4.14
   (a)(2)........................................................     N.A.
   (b)...........................................................     4.09
   (c)...........................................................     N.A.
317(a)(1)........................................................     4.03
   (a)(2)........................................................     4.04

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   (b)...........................................................     2.05
318(a)...........................................................    10.01
   (b)...........................................................     N.A.
   (c)...........................................................    10.01
N.A. means not applicable.

*This Cross-Reference Table is not part of the Indenture.

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                                TABLE OF CONTENTS


                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.     Definitions........................................................................1

Section 1.02.     Incorporation by Reference of the Trust Indenture Act..............................7

Section 1.03.     Rules of Construction..............................................................7

                                   ARTICLE II

                                    THE NOTES

Section 2.01.     Form and Dating....................................................................8

Section 2.02.     Execution, Authentication and Delivery; Aggregate Principal........................8

Section 2.03.     Temporary Notes....................................................................9

Section 2.04.     Registrar and Paying Agent........................................................10

Section 2.05.     Paying Agent To Hold Assets in Trust..............................................10

Section 2.06.     Holder Lists......................................................................11

Section 2.07.     Book-Entry Provisions for Global Notes............................................11

Section 2.08.     Transfer and Exchange.............................................................13

Section 2.09.     Mutilated, Destroyed, Lost and Stolen Notes.......................................13

Section 2.10.     Payment of Principal and Interest Rights Preserved................................14

Section 2.11.     Persons Deemed Owners.............................................................16

Section 2.12.     Cancellation......................................................................16

Section 2.13.     CUSIP Number......................................................................16

Section 2.14.     Deposit of Monies.................................................................16

Section 2.15.     Restrictive Legends and Transfer Restrictions.....................................17

Section 2.16.     Special Transfer Provisions.......................................................18

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
                                   ARTICLE III

                           SATISFACTION AND DISCHARGE

Section 3.01.     Satisfaction and Discharge of Indenture...........................................20

Section 3.02.     Application of Trust Money........................................................21

                                   ARTICLE IV

                         EVENTS OF DEFAULT AND REMEDIES

Section 4.01.     Events of Default.................................................................21

Section 4.02.     Acceleration of Maturity; Rescission and Annulment................................22

Section 4.03.     Collection of Indebtedness and Suits for Enforcement by Trustee...................23

Section 4.04.     Trustee May File Proofs of Claim..................................................24

Section 4.05.     Trustee May Enforce Claims Without Possession of Notes............................25

Section 4.06.     Application of Money Collected....................................................25

Section 4.07.     Control by Majority...............................................................26

Section 4.08.     Limitation on Suits...............................................................26

Section 4.09.     Unconditional Right of Noteholders to Receive Principal and Interest..............27

Section 4.10.     Restoration of Rights and Remedies................................................27

Section 4.11.     Rights and Remedies Cumulative....................................................27

Section 4.12.     Delay or Omission Not Waiver......................................................27

Section 4.13.     Control by Noteholders............................................................28

Section 4.14.     Waiver of Past Defaults...........................................................28

Section 4.15.     Undertaking for Costs.............................................................28

                                    ARTICLE V

                                   THE TRUSTEE

Section 5.01.     Duties of Trustee.................................................................29

Section 5.02.     Rights of Trustee.................................................................30

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
Section 5.03.     Individual Rights of Trustee......................................................31

Section 5.04.     Trustee's Disclaimer..............................................................31

Section 5.05.     Notice of Defaults................................................................31

Section 5.06.     Reports by Trustee to Holders of the Notes........................................32

Section 5.07.     Compensation and Indemnity........................................................32

Section 5.08.     Replacement of Trustee............................................................33

Section 5.09.     Successor Trustee by Merger, etc..................................................34

Section 5.10.     Eligibility; Disqualification.....................................................34

Section 5.11.     Preferential Collection of Claims Against Company.................................34

Section 5.12.     Appointment of Co-Trustee or Separate Trustee.....................................35

                                   ARTICLE VI

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 6.01.     Successor Corporation Substituted.................................................36

Section 6.02.     Successor Corporation Substituted.................................................36

                                   ARTICLE VII

              MODIFICATION, AMENDMENT AND SUPPLEMENTAL INDENTURES

Section 7.01.     Modification, Amendment and Supplemental Indentures Without Consent of
                  Noteholders. .....................................................................37

Section 7.02.     Supplemental Indentures With Consent of Noteholders...............................37

Section 7.03.     Execution of Supplemental Indentures..............................................38

Section 7.04.     Effect of Supplemental Indentures.................................................38

Section 7.05.     Conformity with Trust Indenture Act...............................................39

Section 7.06.     Reference in Notes to Supplemental Indentures.....................................39

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
                                  ARTICLE VIII

                                    COVENANTS

Section 8.01.     Payment of Principal and Interest.................................................39

Section 8.02.     Reports...........................................................................39

Section 8.03.     Paying Agent To Hold Assets in Trust..............................................40

Section 8.04.     Payment of Taxes and Other Claims.................................................40

Section 8.05.     Statement as to Compliance........................................................40

                                   ARTICLE IX

                              REDEMPTION OF NOTES

Section 9.01.     Right of Redemption...............................................................41

Section 9.02.     Applicability of Article..........................................................41

Section 9.03.     Election to Redeem; Notice to Trustee.............................................41

Section 9.04.     Selection by Trustee of Notes to be Redeemed......................................41

Section 9.05.     Notice of Redemption..............................................................42

Section 9.06.     Deposit of Redemption Price.......................................................42

Section 9.07.     Notes Payable on Redemption Date..................................................43

Section 9.08.     Notes Redeemed in Part............................................................43

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.01.    Conflict with Trust Indenture Act.................................................43

Section 10.02.    Notices...........................................................................43

Section 10.03.    Compliance Certificates and Opinions..............................................44

Section 10.04.    Statements Required in Certificate or Opinion.....................................45

Section 10.05.    Form of Documents Delivered to Trustee............................................45

Section 10.06.    Rules by Trustee, Paying Agent or Registrar.......................................46

Section 10.07.    Acts of Noteholders...............................................................46

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
Section 10.08.    Communication by Holders with Other Holders.......................................47

Section 10.09.    Effect of Headings and Table of Contents..........................................47

Section 10.10.    Duplicate and Counterpart Originals...............................................47

Section 10.11.    Successors and Assigns............................................................47

Section 10.12.    Separability Clause...............................................................47

Section 10.13.    Choice of Law.....................................................................47

Section 10.14.    No Recourse Against Others........................................................49

Exhibits
--------
A - Form of Note
B - Form of Trustee's Certification of Authentication
C - Form of Certificate to be delivered in connection with transfers to
    Institutional Accredited Investors
D - Form of Certificate to be delivered in connection with transfers pursuant to
    Rule 144A
E - Form of Certificate to be delivered in connection with transfers pursuant to Regulation S

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



        INDENTURE, dated as of February 13, 2004, between Transtel S.A., a sociedad anonima organized under the laws of the Republic of Colombia (the "Company"), and HSBC Bank USA, a banking corporation and trust company organized under the laws of the state of New York, as indenture trustee (the "Trustee").

        The Company has duly authorized the creation of an issue of Floating Rate Senior Unsecured Notes due 2014 (the "Notes") and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture. All things necessary to make the Notes, when duly issued and executed by the Company, and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, have been done.


        For good and valuable consideration, receipt of which is hereby acknowledged, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined herein) of the Notes issued hereunder.

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.   DEFINITIONS.

        For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                        (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                        (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

        Certain terms, used principally in Article V, are defined in that Article.

        "Act" when used with respect to any Noteholder has the meaning specified in Section 10.07.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by


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contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Agent" means any Note Registrar, Paying Agent or Authenticating Agent.


        "Agent Member" shall have the meaning specified in Section 2.07(b).


        "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depository for such Global Note, Euroclear and Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.


        "Authenticating Agent" shall having the meaning specified in Section
2.02.

        "Bankruptcy Law" means the Law 222 of 1995 of Colombia and the Law 550 of 1999 of the Republic of Colombia, the relevant provisions of the Codigo de Comercio (Colombian Commercial Code), and any other similar Colombian law, administrative decree or order intended for the relief of debtors as may be in force from time to time, or Title 11 of the United States Code entitled "Bankruptcy" or any other law related to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors, whether in effect on the date hereof or hereafter, as the case may be.


        "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board duly authorized to act with respect to this Indenture from time to time.

        "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

        "Business Day" means a day (other than a Saturday or Sunday) on which DTC, Euroclear, Clearstream and banks in New York and Colombia are open for business.

        "Certificated Note" means any Note issued in fully-registered certificated form (other than a Global Note), which shall be substantially in the form of Exhibit A.

        "Clearstream" means Clearstream Banking, societe anonyme, or any successor securities clearing agency.


        "Colombia" means the Republic of Colombia.


        "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of


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this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

        "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

        "Corporate Trust Office" means the principal address of the Trustee, as specified in Section 10.02, or such other address as provided to the Company from time to time by the Trustee.


        "Custodian" shall have the meaning specified in Section 4.01.

        "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

        "Defaulted Interest" shall have the meaning specified in Section 2.10.


        "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depositary institution hereinafter appointed by the Company that is a clearing agency registered under the Exchange Act.

        "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System, or any successor securities clearing agency.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Event of Default" has the meaning specified in Article IV.

        "GAAP" means, at any date of determination, generally accepted accounting principles in Colombia as in effect on the date hereof.

        "Global Note" means any Note issued in fully-registered certificated form to DTC (or its nominee), as depositary for the beneficial owners thereof, which shall be substantially in the form of Exhibit A.

        "Holder" when used with respect to any Note means a Noteholder.

        "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

        "Issue Date" means the original date of issuance of the Notes.


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        "Maturity" when used with respect to any Note means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "Note Custodian" means the custodian with respect to any Global Note appointed by DTC, or any successor Person thereto, and shall initially be the Trustee.

        "Noteholder" means a Person in whose name a Note is registered in the Note Register.

        "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.04.

        "Officer" means, with respect to any Person, other than the Indenture Trustee, Authenticating Agent, Paying Agent, or Registrar, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Comptroller, the Secretary or any Vice President of such Person.

        "Officers' Certificate" means a certificate signed by the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Company and by its Comptroller and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

        "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, and shall be acceptable to the Trustee.

        "Outstanding" when used with respect to Notes means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                        (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                        (ii) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and


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

                        (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture;


provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor upon the Notes or any affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.


        "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

        "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.


        "Physical Note" shall have the meaning specified in Section 2.01.


        "Predecessor Notes" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.09 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.


        "Private Placement Legend" means that legend regarding transfer restrictions applicable to the Physical Notes set forth in Section 2.15(a).


        "Redemption Date" when used with respect to any Note to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

        "Redemption Price" when used with respect to any Note to be redeemed means the price at which it is to be redeemed pursuant to this Indenture.

        "Regulation S" means Regulation S under the Securities Act.

        "Regular Record Date" for the interest payable on any Interest Payment Date means the date specified in the form of the Note attached hereto as Exhibit A.

        "Responsible Officer" when used with respect to the Trustee means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.


        "Restricted Global Notes" shall have the meaning specified in Section 2.01.

        "Restricted Notes" shall have the meaning specified in Section 2.01.

        "Restricted Physical Notes" shall have the meaning specified in Section 2.01.

        "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

        "Rule 144A" means Rule 144A under the Securities Act.

        "Securities Act" means the Securities Act of 1933, as amended (or any successor act) and the rules and regulations thereunder.

        "Senior Notes" means the 12 1/2% senior secured notes due 2008 of the Company issued on the date hereof pursuant to the Senior Notes Indenture.


        "Senior Notes Indenture" means the indenture, dated as of the date hereof, among the Company, HSBC Bank USA as trustee thereunder, and the subsidiary guarantors party thereto, as it may be amended from time to time.

        "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 2.10) means a record date for such payment fixed by the Trustee pursuant to Section 2.10.

        "Stated Maturity" when used with respect to any Note or any installment of interest thereon means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.


        "Temporary Notes" shall have the meaning specified in Section 2.03.

        "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.


        "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-bbbb), as it may be amended from time to time.

        "U.S. GAAP" means, at any date of determination, generally accepted accounting principles in the United States as in effect on the date hereof.

        "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

SECTION 1.02.   INCORPORATION BY REFERENCE OF THE TRUST INDENTURE ACT.

        All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by any Commission rule have the meanings assigned to them by such definitions.

SECTION 1.03.   RULES OF CONSTRUCTION.

        Unless the context otherwise requires:

                        (1)     a term has the meaning assigned to it;

                        (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                        (3)     "or" is not exclusive;

                        (4)     "including" means including without limitation;
                and

                        (5) words in the singular include the plural and words in the plural include the singular; and

                        (6) unless otherwise expressly specified, (i) any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms of this Indenture; and (ii) any reference to any law shall include any supplement, amendment, modification, replacement or successor to such law, as the case may be.

                                   ARTICLE II


                                    THE NOTES


SECTION 2.01.   FORM AND DATING.


        The Notes and the Indenture Trustee's certificate of authentication relating thereto shall be in substantially the form set forth in Exhibit A and Exhibit B to this Indenture, which are hereby incorporated in and expressly made a part of this Indenture, and, to the extent applicable, the Company and the Trustee, by their execution of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Notes may have such appropriate insertions, omissions, with substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other

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


marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange or by law or DTC rule or usage, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Each Note shall be dated the date of its authentication.

        Notes may be issued initially in the form of one or more permanent Global Notes in registered form, deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Section 2.15(b). The aggregate principal amount of a Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC as hereinafter provided.

        Notes may be issued in the form of permanent certificated Notes in registered form, in substantially the form set forth in Exhibit A (the "Physical Notes"), and shall bear any legend required by Section 2.15.

        Notes, whether Global Notes ("Restricted Global Notes") or Physical Notes ("Restricted Physical Notes" and, collectively with Restricted Global Notes, "Restricted Notes"), issued as Restricted Securities pursuant to the Law 550 Restructuring Agreement shall bear the Private Placement Legend set forth in
Section 2.15(a).

SECTION 2.02.   EXECUTION, AUTHENTICATION AND DELIVERY; AGGREGATE PRINCIPAL.


        Two officers of the Company shall sign the Notes for the Company by manual or facsimile signature.


        If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

        The Indenture Trustee shall authenticate Notes for original issue in the aggregate principal amount not to exceed $9,178,000, upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, and such other information as the Indenture Trustee may reasonably request. The aggregate principal amount of Notes outstanding at any time may not exceed $9,178,000, except as provided in
Section 2.09.

        No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication in substantially the form set forth in Exhibit B to this Indenture, executed

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


by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.


        Notwithstanding the foregoing, the Trustee may appoint an authenticating agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an Agent to deal with the Company or with any Affiliate of the Company.


        The Notes shall be issuable in fully registered form only, without coupons, initially in denominations of $1,000 and in any integral multiple thereof.


SECTION 2.03.   TEMPORARY NOTES.


        Pending the preparation of definitive Notes, the Company may execute, and upon written order of the Company in the form of an Officer's Certificate the Trustee shall authenticate and deliver temporary Notes (the "Temporary Notes") which are printed, lithographed, typewritten, or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If Temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the Temporary Notes shall be exchangeable for definitive Notes upon surrender of the Temporary Notes at the office or agency of the Company maintained pursuant to Section 2.04, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.


SECTION 2.04.   REGISTRAR AND PAYING AGENT.


        The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in the City of New York, State of New York) where
(a) Notes may be presented or surrendered for registration of transfer or for exchange, (b) Notes may be presented or surrendered for payment and (c) notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Note Registrar shall keep a register of the Notes (the "Note Register") and of their transfer and exchange.

        The Company, upon prior written notice to the Trustee, may have one or more additional paying agents reasonably acceptable to the Trustee. The term "Paying Agent" includes any additional Paying Agent. The Company may act as its own Paying Agent.

        The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which agreement shall incorporate the provisions of the TIA and implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee, in advance, of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such.

        The Company initially appoints the Trustee as Note Registrar and Paying Agent, until such time as the Trustee has resigned or a successor has been appointed. Any of the Registrar, the Paying Agent or any other agent may resign upon 30 days' written notice to the Company.

        The Trustee is authorized to enter into a letter of representation with DTC in the form provided to the Trustee by the Company and to act in accordance with such letter.

SECTION 2.05.   PAYING AGENT TO HOLD ASSETS IN TRUST.


        The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any Default by the Company (or any other obligor on the Notes) in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment default under Article Four, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent shall have no further liability for such assets.


SECTION 2.06.   HOLDER LISTS.


        The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. The Company will furnish or cause to be furnished to the Trustee:

        (a) semi-annually, not more than 15 days after each Regular Record Date, as applicable, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Regular Record Date, and

        (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

which list may be conclusively relied upon by the Trustee, provided, however, that so long as the Trustee is serving as Note Registrar, no such list need be furnished.


SECTION 2.07.   BOOK-ENTRY PROVISIONS FOR GLOBAL NOTES.


        (a) Each Global Note initially shall: (i) be registered in the name of DTC or the nominee of DTC, (ii) be delivered to the Trustee or such other Note Custodian as DTC may nominate and (iii) bear legends as set forth in
Section 2.15. Each Global Note shall constitute a single Note for all purposes of this Indenture. The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Note Custodian, as provided in this Indenture.

        Members of, or participants in, DTC (each an "Agent Member") shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC or by the Note Custodian, or under such Global Note, and DTC may be treated by the Company, the Trustee, the Paying Agent and the Note Registrar and any of their respective agents as the absolute owner of such Global Note for all purposes whatsoever. Agent Members shall hold their interest in a Global
Note in accordance with the Applicable Procedures. Accordingly, any Agent Member's beneficial interest in a Global Note will be shown only on, and the transfer of such interest shall be effected only through, records maintained by DTC or its nominee. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or the Note Registrar or any of their respective agents from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Note. The registered holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Notes.

        (b) Transfers of a Global Note shall be limited to transfers in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in a Global Note may be transferred or exchanged for Physical Notes in accordance with the Applicable Procedures of DTC and, in the case of a transfer of a beneficial interest in a Global Note that evidences Restricted Securities, upon the receipt by the Registrar of, in the case of a proposed transfer under Rule 144A, a certificate from the proposed transferor of the Note substantially in the form of Exhibit D, in the case of a proposed transfer under Regulation S, a certificate from the proposed transferor of the Note substantially in the form of Exhibit E, or otherwise from the transferee substantially in the form of Exhibit C, provided, however, that no Physical Note shall be issued in any denomination less than the minimum authorized denomination therefor. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Note if
(i) DTC notifies the Company that it is unwilling or unable to continue as Depository for a Global Note and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a written request from DTC or the Trustee to issue Physical Notes.

        (c) In connection with any transfer or exchange of a portion of the beneficial interest in a Global Note to beneficial owners pursuant to paragraph
(b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in such Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

        (d) In connection with the transfer of an entire Global Note to beneficial owners pursuant to paragraph (b), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Physical Notes of authorized denominations.

        (e) Any Physical Note constituting a Restricted Security issued in exchange for an interest in a Global Note pursuant to paragraph (b) or (c) shall, except as otherwise provided by paragraph (c) of Section 2.17, bear the Private Placement Legend.

        (f) The Holder of the Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.


SECTION 2.08.   TRANSFER AND EXCHANGE.


        When Notes are presented to the Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Registrar shall, subject to Sections 2.15(b) and 2.16, register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Company shall execute and the Indenture Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made for any registration of transfer or exchange, but the Company or the Registrar may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchanges or transfers pursuant to Sections 2.03, 7.06 or 9.08, in which event the Company shall be responsible for the payment of such taxes).

        The Registrar shall not be required to register the transfer of or exchange of any Note (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Notes and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Nine, except the unredeemed portion of any Note being redeemed in part.

        Any Holder of the Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Notes may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry system.

        All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.


SECTION 2.09.   MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

        If (i) any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

        In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

        Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

        Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.10.   PAYMENT OF PRINCIPAL AND INTEREST RIGHTS PRESERVED.

        (a) Principal of and interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest. Payments of principal of and interest on the Notes shall be made by deposit with the Paying Agent or by check mailed to the address of the Person entitled thereto, as such address shall appear in the Note Register at the time of such payment, except for the final installment of principal payable with respect to a Note, as shall be payable as provided in Section 9.01 (in the case of Notes redeemed) or payable upon presentation and surrender of such Note to the Paying Agent.

        (b) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case; as provided in Clause (1) or Clause (2) below:

                        (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and payment date therefor to be mailed, first class postage prepaid, to each Noteholder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                        (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

        (c) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

SECTION 2.11.   PERSONS DEEMED OWNERS.

        The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of, and (subject to Section 2.10) interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.12.   CANCELLATION.

        All Notes surrendered for payment, redemption, registration of transfer, or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the

Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures.

SECTION 2.13.   CUSIP NUMBER.

        The Company in issuing the Notes may use a "CUSIP" number, and, if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided, however, that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any change in the CUSIP number.

SECTION 2.14.   DEPOSIT OF MONIES.

        Prior to 10:00 a.m. New York City time on each Interest Payment Date, Stated Maturity of the Notes or Redemption Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Stated Maturity of the Notes and Redemption Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Stated Maturity of the Notes and Redemption Date, as the case may be.


SECTION 2.15.   RESTRICTIVE LEGENDS AND TRANSFER RESTRICTIONS.

        (a) Each Global Note and Physical Note that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") on the face thereof until February __, 2006, unless otherwise agreed by the Company and the Holder thereof as specified in an Officers' Certificate delivered to the Trustee and Registrar:

                THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS ACQUIRING SUCH SECURITY PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY THE SECURITIES

                ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. IT AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY, THE HOLDER SHALL, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION REQUIRED PURSUANT TO THE INDENTURE AND SUCH OTHER ITEMS AS MAY
                BE REASONABLY REQUIRED TO CONFIRM THAT SUCH
                TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

        (b) Each Global Note shall bear the following legend on the face thereof:

                UNLESS THIS CERTIFICATE IS PRESENTED BY AN
                AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
                DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED

                OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                TRANSFERS OF THIS GLOBAL SECURITY SHALL BE
                LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.16 OF THE INDENTURE.

SECTION 2.16.   SPECIAL TRANSFER PROVISIONS.

        (a) Notwithstanding any other provision of this Indenture, transfers and exchanges of Notes and beneficial interests in a Global Note shall be made only in accordance with Section 2.07 and this Section 2.16 hereof.

                        (1) Physical Note to a Global Note. If the Holder of a Physical Note wishes at any time to transfer all or any portion of such Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Global Note, such transfer may be effected only in accordance with the provisions of this clause (a)(i) and subject to the Applicable Procedures. Upon receipt by the Registrar of (A) such Note as provided in Section 2.08 and instruction satisfactory to the Registrar directing that a specified principal amount not greater than the principal amount of such Note be credited to a specified DTC Agent Member's account or Euroclear or Clearstream participant's account, as the case may be, and (B) if the Note to be transferred evidences Restricted Securities, in the case of a proposed transfer under Rule 144A, a certificate from the proposed transferor of the Note substantially in the form of Exhibit D, in the case of a proposed transfer under Regulation S, a certificate from the proposed transferor of the Note substantially in the form of Exhibit E, or otherwise from the transferee substantially in the form of Exhibit C, the Registrar shall cancel such Physical Note (and issue a new Physical Note in respect of any untransferred portion thereof) and increase the aggregate principal amount of the Global Note by the principal amount of such Physical Note so transferred.

                        (2) Physical Note to Physical Note. A Physical Note may be transferred, in whole or in part, to a Person who takes delivery in the form of another Physical Note, provided that if the Physical Note to be transferred evidences Restricted Securities, then the Registrar shall have received a certificate from the transferor substantially in the form of, in the case of sales under Rule 144A, Exhibit D, in the case of a proposed transfer under Regulation S, a certificate from the proposed transferor of the Note in substantially the form of Exhibit E, or otherwise from the transferee substantially in the form of Exhibit C.

                        (3) Global Note to Physical Note. A beneficial interest in a Global Note may be exchanged for a Physical Note only as provided in Section 2.07.

        (b) Notwithstanding any other provision of this Indenture, Notes or portions thereof may be transferred or exchanged only in principal amounts of not less than the minimum authorized denomination therefor, and only if, following such transfer or exchange, each Holder would hold Notes with a principal amount of not less than such minimum authorized denomination. Any transfer, exchange or other disposition of Notes in contravention of this
Section 2.16(b) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or owner of any beneficial interest in such Notes for any purpose, including but not limited to the receipt of interest (including any Additional Interest) payable on such Notes, and such transferee shall be deemed to have no interest whatsoever in such Notes.

        (c) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the requested transfer is after February 13, 2006, or (ii) there is delivered to the Registrar and the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

        (d) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

        The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.07 or this Section 2.16 in accordance with its customary procedures. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Registrar's normal business hours upon the giving of reasonable written notice to the Registrar.

        The Trustee shall be under no duty to monitor compliance with any federal, state or other securities laws.

                                   ARTICLE III

                           SATISFACTION AND DISCHARGE

SECTION 3.01.   SATISFACTION AND DISCHARGE OF INDENTURE.

        This Indenture shall cease to be of further effect (except as to any surviving rights of conversion or registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                        (1)     either

                                (A) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) have been delivered to the Trustee cancelled or for cancellation; or

                                (B) all such Notes not theretofore delivered to the Trustee cancelled or for cancellation

                                        (i)     have become due and payable, or

                                        (ii)    will become due and payable at
                                their Stated Maturity within one year, or

                                        (iii)   are to be called for redemption
                                within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,


        and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee cancelled or for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;


                        (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                        (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 5.07 shall survive.

SECTION 3.02.   APPLICATION OF TRUST MONEY.

        All money deposited with the Trustee pursuant to Section 3.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE IV

                         EVENTS OF DEFAULT AND REMEDIES

SECTION 4.01.   EVENTS OF DEFAULT.

        "Event of Default", wherever used herein means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                        (1) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days;

                        (2) default in the payment of the principal of any Note at its Maturity;


                        (3) the Company pursuant to or within the meaning, of any Bankruptcy Law:


                                (i) commences a voluntary case, including a "concordato" proceeding or a voluntary liquidation;

                                (ii) consents to the entry of an order for relief against it in an involuntary case;

                                (iii)   consents to the appointment of a
                        Custodian of it or for all or substantially all of its property; or

                                (iv)    makes a general assignment for the
                        benefit of its creditors;


                        (4) a court or administrative authority of competent jurisdiction enters an order or decree under any Bankruptcy Law that:


                                (i) is for relief against the Company in an involuntary case;

                                (ii) appoints a Custodian of the Company or for all or substantially all of the property of the Company; or

                                (iii)   orders the liquidation of the Company,


                and the order or decree remains unstayed and in effect for 60 consecutive days. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.


SECTION 4.02.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

        If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of a majority in principal amount of the Outstanding Notes may declare the principal of all the Notes, and interest thereon, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Noteholders) and upon any such declaration such principal and interest shall become immediately due and payable. Notwithstanding the foregoing, in the case of an Event of Default specified in clause (3) or (4) of Section 4.01 that occurs with respect to the Company, the foregoing amount shall ipso facto become due and payable without further action or notice.

        At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                        (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                                        (A)     all overdue installments of
                                interest on all Notes,

                                        (B)     the principal of any Notes which
                                have become due otherwise than by such
                                declaration of acceleration and interest thereon at the rate borne by the Notes,

                                        (C)     to the extent that payment of
                                such interest is lawful, interest upon overdue installments of interest at the rate borne by the Notes, and

                                        (D)     all sums paid or advanced by the
                                Trustee hereunder and the reasonable
                                compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under
                                Section 5.07 hereof;

        and

                        (2) all Events of Default, other than the non-payment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 4.14.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 4.03.   COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

        The Company covenants that if

                        (1) default is made in the payment of any installment of interest on any Note then such interest becomes due and payable and such default continues for a period of 30 days, or

                        (2) default is made in the payment of the principal of any Note at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

        If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agree or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 4.04.   TRUSTEE MAY FILE PROOFS OF CLAIM.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                                (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

                                (ii)    to collect and receive any moneys or
                        other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances or the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07.

        Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

SECTION 4.05.   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

        All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee pursuant to Section 5.07, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 4.06.   APPLICATION OF MONEY COLLECTED.

        Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

        FIRST: To the payment of all amounts due the Trustee under Section 5.07;

        SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively; and

        THIRD: To the Company or to such other Person as a court of competent jurisdiction shall direct.

SECTION 4.07.   CONTROL BY MAJORITY.

        Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with the law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in personal liability.

SECTION 4.08.   LIMITATION ON SUITS.

        No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                        (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                        (2) the Holders of a majority in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                        (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                        (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                        (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

SECTION 4.09. UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

        Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and all (subject to Section 2.10) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 4.10.   RESTORATION OF RIGHTS AND REMEDIES.

        If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Company, the Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

SECTION 4.11.   RIGHTS AND REMEDIES CUMULATIVE.

        No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 4.12.   DELAY OR OMISSION NOT WAIVER.

        No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

SECTION 4.13.   CONTROL BY NOTEHOLDERS.

        The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                        (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                        (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 4.14.   WAIVER OF PAST DEFAULTS.


        (a) Subject to Section 4.02, the Holders of not less than a majority in the principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default


                        (1) in the payment of the principal of or interest on any Note, or

                        (2) in respect of a covenant or provision hereof which under Article VII cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

        (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.15.   UNDERTAKING FOR COSTS.

        All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

                                    ARTICLE V

                                   THE TRUSTEE

SECTION 5.01.   DUTIES OF TRUSTEE.

        (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

        (b)     Except during the continuance of an Event of Default:

                        (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee, and

                        (2) in the absence of bad faith on their part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but shall not be obligated to verify the accuracy of the contents thereof.

        (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                        (1) this paragraph does not limit the effect of paragraph (b) of this Section;

                        (2) neither the Trustee nor any Agent shall be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee or such Agent was negligent in ascertaining the pertinent facts; and

                        (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 4.07.

        (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee or any Agent is subject to paragraphs (a), (b), and (c) of this Section.

        (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders of Notes, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to the Trustee against any loss, liability or expense including attorneys' fees that might be incurred by it in compliance with such request or direction.

        (f) Neither the Trustee nor any Agent shall be liable for interest on any money received by it except as the Trustee or such Agent, as the case may be, may agree in writing with the Company. Money held in trust by the Trustee or such Agent, as the case may be, need not be segregated from other funds except to the extent required by law.

SECTION 5.02.   RIGHTS OF TRUSTEE.

        (a) The Trustee and each Agent may conclusively rely upon any document believed by them to be genuine and to have been signed or presented by the proper Person. Neither the Trustee nor any Agent need investigate any fact or matter stated in the document.

        (b) Before the Trustee or any Agent acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. Neither the Trustee nor any Agent shall be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee or any Agent may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

        (c) The Trustee and any Agent may act through their attorneys and agents and shall not be responsible for the bad faith, willful misconduct or negligence of any agent appointed with due care.

        (d) The Trustee and any Agent shall not be liable for any action they take or omit to take in good faith which they believe to be authorized or within their rights or powers conferred upon it by this Indenture.

        (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by two Officers of the Company.

        (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.


        (g) The Trustee shall not be charged with knowledge of any default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such default or Event of Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Notes.

        (h) The permissive rights of the Trustee enumerated herein shall not be construed as duties.


SECTION 5.03.   INDIVIDUAL RIGHTS OF TRUSTEE.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest, as specified in
Section 310(b) of the TIA, it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Section
5.10 and Section 5.11.

SECTION 5.04.   TRUSTEE'S DISCLAIMER.

        The Trustee and the Agents shall not be responsible for and make no representation as to the validity or adequacy of this Indenture or the Notes, shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 5.05.   NOTICE OF DEFAULTS.


        If an Event of Default occurs and is continuing and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to Holders of Notes a notice of the Event of Default within 60 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.


SECTION 5.06.   REPORTS BY TRUSTEE TO HOLDERS OF THE NOTES.


        Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(b)(1) and TIA
Section 313(c).

        A copy of each report at the time of its mailing to the Holders of Notes shall be mailed to the Company and filed with the Commission and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 5.07.   COMPENSATION AND INDEMNITY.

        The Company shall pay to the Trustee and the Agents from time to time reasonable compensation as agreed in writing from time to time for their acceptance of this Indenture and services hereunder. The Trustee's and the Agents' compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee and the Agents promptly upon request for all reasonable disbursements, advances and expenses incurred or made by them in addition to the compensation for their services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's and the Agents' agents and counsel.

        The Company shall indemnify the Trustee and the Agents against any and all losses, liabilities or expenses incurred by them arising out of or in connection with the acceptance or administration of their duties under this Indenture or the Notes, except any such loss, liability or expense as may be attributable to the bad faith, willful misconduct or negligence of the Trustee or such Agent, as the case may be. The Trustee or such Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee or such Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

        The obligations of the Company under this Section 5.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.


        To secure the Company's payment obligations in this Section, the Trustee and the Agents shall have a lien prior to the Notes on all money or property held or collected by the Trustee and the Agents, except that held in trust to pay principal and interest on particular Notes. Such lien shall survive the satisfaction and discharge or termination of this Indenture (including any termination under any Bankruptcy Law) or the resignation or removal of any Agent or the Trustee, as the case may be.

        When the Trustee or any Agent incurs expenses or renders services after an Event of Default specified in Section 4.01(3) or Section 4.01(4) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.


SECTION 5.08.   REPLACEMENT OF TRUSTEE.

        A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

        The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of Notes of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

        (a)     the Trustee fails to comply with Section 5.10;


        (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;


        (c) a custodian or public officer takes charge of the Trustee or its property; or

        (d)     the Trustee becomes incapable of acting.

        If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

        If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of Notes of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        If the Trustee after written request by any Holder of a Note who has been a Holder of a Note for at least six months fails to comply with Section 5.10, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

        A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in Section 5.07. Notwithstanding replacement of the Trustee pursuant to this Section 5.08, the Company's obligations under Section 5.07 shall continue for the benefit of the retiring Trustee.

SECTION 5.09.   SUCCESSOR TRUSTEE BY MERGER, ETC.

        If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 5.10.   ELIGIBILITY; DISQUALIFICATION.

        There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power, shall be subject to supervision or examination by federal or state authority and shall have a combined capital and surplus of at least $25 million as set forth in its most recent published annual report of condition.

        This Indenture shall always have a Trustee which satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 5.11.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

        The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

SECTION 5.12.   APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

        Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act (at the expense of the Company) as co-trustee or co-trustees, jointly with the Trustee, or to act as separate trustee or separate trustees, subject to the other provisions of this Section 5.12, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. Except as required by applicable law, the appointment of a co-trustee or separate trustee shall not relieve the Trustee of its responsibilities hereunder. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 5.09 hereunder and no notice to Holders of Notes of the appointment of co-trustee(s) or separate trustee(s) shall be required hereunder.

        In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.12, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or co-trustee solely at the direction of the Trustee.

        No trustee under this Indenture shall be personally liable by reason of any act or omission of any other trustee under this Indenture, unless such act or omission results from the negligence or willful misconduct of such trustee. The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

        Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Five. Every such instrument shall be filed with the Trustee. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.

        Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The appointment of a co-trustee or separate trustee shall not relieve the Trustee of its duties hereunder.

                                   ARTICLE VI

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 6.01.   SUCCESSOR CORPORATION SUBSTITUTED.

        The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property or assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person or permit any Person to merge with or into the Company unless: (i) the Company shall be the surviving Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of Colombia or the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by a supplemental indenture, executed and delivered to the Indenture Trustee, all of the obligations of the Company under the Notes and this Indenture; (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) the Company delivers to the Indenture Trustee an Officers' Certificate and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with.

SECTION 6.02.   SUCCESSOR CORPORATION SUBSTITUTED.

        Upon any consolidation, combination or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 6.01, the surviving entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes with the same effect as if such surviving entity had been named as such, and the Company will be discharged from all obligations and covenants under this Indenture and the Notes.

                                  ARTICLE VII


              MODIFICATION, AMENDMENT AND SUPPLEMENTAL INDENTURES


SECTION 7.01. MODIFICATION, AMENDMENT AND SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

        Without the consent of the Holders of any Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may modify or amend this Indenture or enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                        (1) to evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes contained; or

                        (2) to add to the covenants of the Company, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Company; or

                        (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interest of the Holders of the Notes; or

                        (4) If the Indenture is qualified under the TIA, to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

SECTION 7.02.   SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

        With the consent of the Holders of a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may modify or amend this Indenture or enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                        (1) change the Stated Maturity of the principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the interest thereon payable upon the redemption thereof, or change any Place of Payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                        (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                        (3)     modify any of the provisions of this Section or
                Section 4.14, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Note affected thereby.

        It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 7.03.   EXECUTION OF SUPPLEMENTAL INDENTURES.

        In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon, in addition to the documents required by Section 10.03, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental indenture entered into under
Section 7.01(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 7.04.   EFFECT OF SUPPLEMENTAL INDENTURES.

        Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 7.05.   CONFORMITY WITH TRUST INDENTURE ACT.

        Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect if this Indenture shall then be qualified under TIA.

SECTION 7.06.   REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

        Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                  ARTICLE VIII

                                    COVENANTS

SECTION 8.01.   PAYMENT OF PRINCIPAL AND INTEREST.

        The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture.

SECTION 8.02.   REPORTS.


        For so long as any of the Notes remain outstanding, the Company (at its own expense) shall file with the Trustee: (i) within 180 days after the end of each fiscal year, (a) audited year-end consolidated financial statements prepared in accordance with GAAP and reconciled to U.S. GAAP and (b) the information described in Item 303 of Regulation S-K under the Securities Act, and (ii) within 60 days after the end of each fiscal quarter, (a) unaudited quarterly consolidated financial statements prepared in accordance with GAAP and reconciled to U.S. GAAP, (b) the information described in Item 303 of Regulation S-K under the Securities Act with respect to such period and (c) the External Auditors' Quarterly Report with respect to such period. Upon qualification of this Indenture under the TIA, the Company shall also comply with the provisions of TIA Section 314(a). The Company shall also comply with any Commission filing requirements pursuant to the Exchange Act. In the event that the Company is not required or shall cease to be required to file reports with the Commission pursuant to the Exchange Act, the Company shall nevertheless continue to file such reports with the Commission (to the extent the Commission permits) and the Indenture Trustee. If the Trustee (at the Company's request and expense) is to mail the foregoing information to the Holders, the Company shall supply such information to the Trustee at least five days prior thereto.


        Delivery of such reports, information and documents to the Trustee is for information purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


SECTION 8.03.   Reserved.

SECTION 8.04.   PAYMENT OF TAXES AND OTHER CLAIMS.

        The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 8.05.   STATEMENT AS TO COMPLIANCE.


        (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer and by the Comptroller of the Company, stating, as to each signer thereof, that


                        (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision and

                        (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.


        (b) The Company shall, so long as any of the Notes are outstanding, deliver to the Indenture Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

                                   ARTICLE IX


                               REDEMPTION OF NOTES


SECTION 9.01.   RIGHT OF REDEMPTION.

        From and after the Issue Date, the Notes will be subject to redemption at the option of the Company, in whole or in part, but in aggregate principal amounts of not less than $500,000 at any one time, upon not less than 30 nor more than 60 days' notice, at a redemption price of 100% (expressed as a percentage of principal amount) plus accrued and unpaid interest thereon to the applicable redemption date, provided that no such optional redemption may occur so long as any of the Senior Notes remain outstanding at the time of such optional redemption. Notwithstanding the foregoing, the Company may, at its option, redeem all of the Notes pursuant to this Section 9.01 on the final maturity date of the Notes, in the event that it has paid in full all of its obligations under the Senior Notes on or prior to such date.

SECTION 9.02.   APPLICABILITY OF ARTICLE.

        Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 9.03.   ELECTION TO REDEEM; NOTICE TO TRUSTEE.

        The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Notes, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed.

SECTION 9.04.   SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

        If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Notes of a denomination larger than $1,000. The portions of the principal of Notes so selected for partial redemption shall be equal to $1,000 or the smallest authorized denomination of the Notes, whichever is greater, or a multiple thereof.

        The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed.

        For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

SECTION 9.05.   NOTICE OF REDEMPTION.

        Notice of redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

        All notices of redemption shall state:

                        (1)     the Redemption Date,

                        (2)     the Redemption Price,

                        (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Notes to be redeemed,

                        (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue from and after said date, and

                        (5) the place where such Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in each Place of Payment.

        Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 9.06.   DEPOSIT OF REDEMPTION PRICE.

        Prior to 10:00 a.m. New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of all the Notes which are to be redeemed on that date.

SECTION 9.07.   NOTES PAYABLE ON REDEMPTION DATE.

        Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with said notice, such Notes shall be paid by the

Company at the Redemption Price. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.10.

        If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

SECTION 9.08.   NOTES REDEEMED IN PART.


        Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.


                                    ARTICLE X


                                  MISCELLANEOUS


SECTION 10.01.  CONFLICT WITH TRUST INDENTURE ACT.


        If this Indenture is qualified under TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, including, but not limited to Section 318(c) thereof, such required provision shall control.


SECTION 10.02.  NOTICES.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

                        (1) the Trustee by any Noteholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at the address of its Corporate Trust Office:

                                  HSBC Bank USA
                                452 Fifth Avenue
                               New York, NY 10018
                            Facsimile: (212) 525-1300
                        Attn: Issuer Services -- Transtel


                or

                        (2) the Company by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office:


                                  Transtel S.A.
                              Calle 15 No. 32 - 591
                          Autopista Cali - Yumbo, Km 2
                                 Cali, Colombia
                            Facsimile: (572) 680-9000
                      Attention: Guillenmo Lopez, President


        (b) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 10.03.  COMPLIANCE CERTIFICATES AND OPINIONS.

        Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee:

        (a) an Officers' Certificate stating that all conditions precedent, if any, and covenants provided for in this Indenture relating to the proposed action have been complied with; and

        (b) an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, and covenants have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

SECTION 10.04.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                        (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 10.05.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

        In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

        Any certificate or opinion of an officer of the Company may be based, in so far as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of Counsel may be based, in so far as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

        Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 10.06.  RULES BY TRUSTEE, PAYING AGENT OR REGISTRAR.

        The Trustee may make reasonable rules for action by, or meetings of, Holders of the Notes. The Registrar and the Paying Agent may make reasonable rules for their functions.

SECTION 10.07.  ACTS OF NOTEHOLDERS.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

        (c)     The ownership of Notes shall be proved by the Note Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 10.08.  COMMUNICATION BY HOLDERS WITH OTHER HOLDERS.

        Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 10.09.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 10.10.  DUPLICATE AND COUNTERPART ORIGINALS.

        This Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page in this Indenture by telecopier shall be as effective as delivery of a manually executed counterpart of this Indenture.

SECTION 10.11.  SUCCESSORS AND ASSIGNS.

        All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 10.12.  SEPARABILITY CLAUSE.

        In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.13.  CHOICE OF LAW.

        (a) THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

        (b) THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM

ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES OR ANY TRANSACTION RELATED HERETO OR THERETO.

        (c)     The Company hereby:

                                (i)     agrees that any suit, action or
                        proceeding against it arising out of or relating to this Indenture or the Notes, as the case may be, may be instituted in any Federal or state court sitting in the Borough of Manhattan, City of New York,

                                (ii)    waives to the extent permitted by
                        applicable law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding, and any claim that any suit, action or proceeding in such a court has been brought in an inconvenient forum,

                                (iii) irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding,

                                (iv) agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding and may be enforced in the courts of the jurisdiction of which it is subject by a suit upon judgment, and

                                (v) agrees that service of process by mail to the addressed specified herein shall constitute personal service of such process on it in any such suit, action or proceeding.


        (d) The Company hereby appoints CT Corporation Systems, Inc., 111 Eighth Avenue, New York, New York 10011 as its authorized agent for service in the Borough of Manhattan in the City of New York upon which process may be served in any such action, suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company, by the Person serving the same at the address set forth in this Section 10.13(d) , shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent (or appoint a successor thereto) in full force and effect for the duration of this Indenture. Nothing in this Section 10.13 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law.


        To the extent that the Company or any of its revenues, assets or properties shall be entitled, with respect to any proceeding at any time brought against the Company or any of its revenues, assets or properties or with respect to any suit, action or proceeding at any time brought for the purpose of enforcing or executing any judgment in any jurisdiction in which any specified court or other court is located, to any immunity from suit, from the jurisdiction of any such court, from attachment prior to judgment, from attachment in aid of execution of judgment, from execution of a judgment or from any other legal or judicial process or remedy, to the extent of such immunity, the Company irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction (including without limitation, the Foreign Sovereign Immunities Act of 1976 of the United States).

SECTION 10.14.  NO RECOURSE AGAINST OTHERS.

        An incorporator, director, officer, employee, stockholder or controlling Person, as such, of the Company shall not have any liability for any obligations of the Company under the Notes, this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.



                                            TRANSTEL S.A.

                                        By:
                                            ------------------------------------
                                            Name:  Guillermo O. Lopez
                                            Title: President and Chief Executive
                                                   Officer

                                            HSBC BANK USA, as Trustee

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A


                                                CUSIP No.:______________________

UPON REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO A HOLDER OF THIS NOTE INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ANY ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THIS NOTE. HOLDERS SHOULD CONTACT THE PRESIDENT OF THE COMPANY AT THE OFFICE OF THE COMPANY, CALLE 15, NO. 32-591, AUTOPISTA CALI - YUMBO, KM 2, CALI, COLOMBIA, FACSIMILE NO.: (572) 680-9000.

[If Restricted Securities, insert: THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS ACQUIRING SUCH SECURITY PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. IT AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY THE HOLDER SHALL PRIOR TO SUCH TRANSFER, FURNISH TO THE INDENTURE TRUSTEE AND THE ISSUER SUCH CERTIFICATIONS, WRITTEN LEGAL OPINIONS OR OTHER INFORMATION REQUIRED PURSUANT TO THE INDENTURE AND SUCH OTHER ITEMS AS MAY BE REASONABLY REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

                                  Transtel S.A.

                       Floating Rate Senior Unsecured Note


                                    Due 2014


No..................                                              $.............


        Transtel S.A., a sociedad anonima organized under the laws of the Republic of Colombia, (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ............................, or registered assigns, the sum of ............................ Dollars on the tenth anniversary of the date hereof (February 13, 2014), and to pay interest thereon from the third anniversary hereof (February 13, 2006), or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on each March 31, June 30, September 30 and December 31, commencing March 31, 2006, at a rate per annum for each such calendar quarter equal to the London Interbank Offered Rate for loans having a term of three months, as such rate appears in The Wall Street Journal on the first day of such calendar quarter, or if no such rate is published on such date, as such rate appears in The Wall Street Journal on the first day preceding such date on which such rate is so published. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes, as defined in said Indenture) is registered at the close of business on the Regular
Record Date for such interest which shall be the ...........day (whether or not a Business Day) of the calendar month next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.


        Any payments of principal of and interest on the Notes shall be made at an office or agency of the Company (which office of agency shall be located in the Borough of

Manhattan in the City of New York, State of New York), established pursuant to
Section 2.04 of the Indenture.


        This Note is one of a duly authorized issue of Notes of the Company designated as its Floating Rate Senior Unsecured Notes Due 2014 (herein called the "Notes"), limited in aggregate principal amount to
$............................, issued and to be issued under an Indenture dated
February 13, 2004 (herein called the "Indenture"), between the Company and HSBC Bank USA as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Capitalized terms used but not defined herein have the same meanings as those ascribed to them in the Indenture.


        If an Event of Default, as defined in the Indenture, shall occur, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company with the consent of the holders of a majority in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Notes are issuable only as registered Notes without coupons in denominations of $1,000 or integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

        Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


        [The following legend to be placed on each Global Note:

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.07 OF THE INDENTURE.]

        IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.


Dated...................

                                                  TRANSTEL S.A.

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

        Attest:

                                 ASSIGNMENT FORM

        If you the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                  (Print or type name, address and zip code and social security or tax ID number of assignee)

and irrevocably appoint ________________________________, agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:  ___________________   Signed:   ____________________

                                  NOTICE: The signature to any endorsement hereon must correspond with the name as written upon the face of the Note in every particular, without alteration or enlargement or any change whatever.

                                  If the endorsement be executed by an attorney, executor, administrator, trustee or guardian, the person executing the endorsement must give his full title in such capacity and proper evidence of authority to act in such capacity, if not on file with the Note, must be forwarded with this Note.

                                  (Sign exactly as your name appears on the other side of this Note)

Signature guarantee: _______________

                                  All endorsements or assignments of the Note must be guaranteed by an "eligible guarantor institution" (including, but not limited to, a New York Stock Exchange member firm or member of the Clearing House of the American Stock Exchange Clearing Corporation or by bank or trust company having an office or correspondent in The City of New York) meeting the requirements of the Indenture Trustee, which requirements will include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Indenture Trustee in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Notes referred to in the within-mentioned Indenture.

                                                  HSBC Bank USA
                                                     as Trustee

                                                  By............................
                                                     Authorized Officer

                                                                       EXHIBIT C


                            FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                 TRANSFERS TO INSTITUTIONAL ACCREDITED INVESTORS

                                                         _______________, ______

HSBC Bank USA
452 Fifth Avenue
New York, New York 10018

Attention:      Issuer Services - Transtel

         Re: Transtel S.A. (the "Company") Floating Rate Senior Unsecured Notes due 2014 (the "Notes")

         Ladies and Gentlemen:

                In connection with our proposed purchase of $______________ aggregate principal amount of the Notes, we confirm that:

                1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of February 13, 2004 relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

                2. We understand that the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes within two years after the original issuance of the Notes, we will do so only (A) to the Company or any subsidiary thereof, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an "institutional accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you a signed letter substantially in the form of this letter,
(D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

                3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, written legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

                4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment, as the case may be.

                5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                You, the Agents, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                Very truly yours,

                                                [Name of Transferee]

                                                By: ____________________________
                                                    Authorized Signature

                                                                       EXHIBIT D


                       FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                              PURSUANT TO RULE 144A

                                                       __________________, _____

HSBC Bank USA
452 Fifth Avenue
New York, New York 10018

Attention:      Issuer Services - Transtel

         Re: Transtel S.A. (the "Company") Floating Rate Senior Unsecured Notes due 2014 (the "Notes")

Ladies and Gentlemen:

                In connection with our proposed sale of $_________________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Rule 144A under the U.S. Securities Act of 1933, as amended ("Rule 144A"), and, accordingly, we represent that:

                (1) the Notes are being transferred to a person that the undersigned and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                (2) the undersigned and any person acting on its behalf have taken reasonable steps to ensure that the transferee is aware that the undersigned may be relying on Rule 144A in connection with the transfer.

                You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Rule 144A.

                                                Very truly yours,

                                                [Name of Transferor]

                                                By: ____________________________
                                                    Authorized Signature

                                                                       EXHIBIT E


                       FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S

                                                       __________________, _____

HSBC Bank USA
452 Fifth Avenue
New York, New York 10018

Attention:      Issuer Services - Transtel

         Re: Transtel S.A. (the "Company") Floating Rate Senior Unsecured Notes due 2014 (the "Notes")

     Ladies and Gentlemen:

                In connection with our proposed sale of $_________________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended ("Regulation S"), and, accordingly, we represent that:

                (1) the offer of the Notes was not made to a person in the United States;

                (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

                You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                Very truly yours,

                                                [Name of Transferor]

                                                By: ____________________________
                                                    Authorized Signature


                                       E-2